John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)

Name of Underwriter and Underwriting Syndicate Members

Managers – Barclays, Lehman, RBS, Wachovia

Senior Co-Mangers – n/a

Co-Manager – BNP Paribas, Citigroup, SunTrust, Wedbush Morgan, Wells Fargo

Jr. Co-Manager – n/a

(2)	Names of Issuers
MidAmerican Energy Holdings

(3)	Title of Securities
BRK 5.75 4/1/18 maturity cusip 59562VAS6

(4)	Date of First Offering
3/25/08

(5) (6)	Amount of Total Offering: $650,000,000.00 Unit Price of Offering $ 99.819

Comparable Securities
1) Dominion cusip 25746UBC2
2) Exelon cusip 30161MAE3
3) Progress Energy cusip 743263AL9

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations
37

(9)	Trade Date
3/25/08

(10) (11) (12) (13)

Portfolio Assets on Trade Date: $283,171,024

Price Paid per Unit:$99.819

Total Price Paid by Portfolio: 530,000 bonds @ $99.819 = $529,040.70

Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 25,000,000 bonds @ $99.819 = $24,954,750.00

(14) % of Portfolio Assets applied to Purchase: 0.187%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?: Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17) Years of Continuous Operation (unless municipal security, see below): 37 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver

Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)

Name of Underwriter and Underwriting Syndicate Members -

Managers – Bear Stearns

Senior Co-Mangers – Citigroup, RBC Co-Manager – n/a

Jr. Co-Manager – Banc of America, Bank of Tokyo Mitsubishi, BB&T, DZ Financial, HSBC, Scotia Capital, Stifel Nicolaus, Wells Fargo

(2) (3) (4) (5) (6)

Names of Issuers: Bear Stearns

Title of Securities: BSC 7.25 2/1/18 maturity cusip 073902RU4

Date of First Offering: 1/29/08

Amount of Total Offering: $3,000,000,000.00

Unit Price of Offering: $ 99.726

Comparable Securities
1) Morgan Stanley cusip 61744YAD0
2) Lehman Brothers cusip 524908R36
3) Merrill Lynch cusip 59018YJ69
(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.
(8) (9) (10) (11) (12) (13)

Years of Issuer’s Operations: 85

Trade Date: 1/29/08

Portfolio Assets on Trade Date: $295,583,914.57

Price Paid per Unit: $99.726

Total Price Paid by Portfolio: 335,000 bonds @ $99.726= $334,082.10

Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 15,000,000 bonds @ $99.726 = $14,958,900.00

(14) (15)	% of Portfolio Assets applied to Purchase: 0.113% Test set forth in paragraph (B)(4) of Procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 85 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)

Name of Underwriter and Underwriting Syndicate Members -

Managers – Credit Suisse

Senior Co-Mangers – Banc of America, BB&T Capital, BNP Paribas, BNY Capital, Comerica, Fifth Third Securities, HSBC, JP Morgan, Keybank, Morgan Keegan, Popular Securities, SunTrust Robinson Humphrey, Wells Fargo

Co-Manager – n/a

Jr. Co-Manager – MFR Securities Inc, Trilon International

(2) (3) (4) (5) (6)	Names of Issuers: Credit Suisse Title of Securities:CS 6 2/15/18 maturity cusip 22541HCC4 Date of First Offering:2/13/08 Amount of Total Offering: $2,000,000,000.00 Unit Price of Offering: $ 99.671
Comparable Securities
1) Morgan Stanley cusip 61744YAD0
2) Lehman Brothers cusip 524908R36
3) Merrill Lynch cusip 59018YJ69
(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.
(8) (9) (10) (11) (12)

Years of Issuer’s Operations: 152

Trade Date: 2/19/08

Portfolio Assets on Trade Date: $298,242,659.73

Price Paid per Unit: $99.671

Total Price Paid by Portfolio: 790,000 bonds @ $99.671= $787,532.57 (includes accrued interest).

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 35,000,000 bonds @ $99.671 = $34,890,683.33
(14)	% of Portfolio Assets Applied to Purchase:
0.264%

(15)	Test set forth in paragraph (B)(4) of Procedures Satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 152 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)

Name of Underwriter and Underwriting Syndicate Members Managers – BNY, Citigroup, JP Morgan, Lehman Brothers Senior Co-Mangers – n/a

Co-Manager – Wells Fargo Securities, Cabrera Capital Markets, Wedbush Morgan Securities, Blaylock Robert Van

Jr. Co-Manager – n/a

(2) (3) (4) (5) (6)

Names of Issuers: Southern California Edison

Title of Securities: EIX 5.95 2/1/38 maturity cusip 842400FH1

Date of First Offering:1/14/08

Amount of Total Offering: $600,000,000.00

Unit Price of Offering: $ 99.540

Comparable Securities
1) Duke Energy cusip 26442CAB0
2) Commonwealth Edison cusip 202795HT0
3) Florida Power and Light cusip 341081FA0
(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.
(8) (9) (10) (11) (12) (13)

Years of Issuer’s Operations: 122

Trade Date: 1/14/08

Portfolio Assets on Trade Date: $295,583,914.57

Price Paid per Unit: $99.540

Total Price Paid by Portfolio: 650,000 bonds @ $99.540= $647,010.00

Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 30,000,000 bonds @ $99.540 = $29,862,000.00

(14) (15) (16)	% of Portfolio Assets applied to Purchase: 0.219% Test set forth in paragraph (B)(4) of procedures satisfied?: Yes Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 122 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)

Name of Underwriter and Underwriting Syndicate Members -

Managers – Goldman Sachs

Senior Co-Mangers – n/a

Co-Manager – Bank of New York, Bank of Tokyo-Mitsubishi UFJ Ltd, BNP Paribas, Cabrera Capital Markets Inc, Calyon Securities, CastleOak Securities, Citigroup, Deutsche Bank, HVB Capital Markets, JP Morgan, Morgan Keegan, Ramirez & Co, Santander, SMBC Securities, SunTrust Robinson Humphrey, Utendahl Capital Partners, Wells Fargo Securities

Jr. Co-Manager – n/a

(2) (3) (4) (5) (6)

Names of Issuers: Goldman Sachs

Title of Securities: GS 5.95 1/18/18 maturity cusip 38141GFG4

Date of First Offering: 1/11/08

Amount of Total Offering: $3,000,000,000.00

Unit Price of Offering: $ 99.858

Comparable Securities
1) Morgan Stanley cusip 61744YAD0
2) Merrill Lynch cusip 59018YJ69
3) Lehman cusip 52517PF63

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8) (9) (10) (11) (12) (13)

Years of Issuer’s Operations: 138

Trade Date: 1/11/08

Portfolio Assets on Trade Date: $290,954,493.56

Price Paid per Unit: $99.858

Total Price Paid by Portfolio: 1,410,000 bonds @ $99.858= $1,407,997.80

Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 65,000,000 bonds @ $99.858 = $64,907,700.00

(14) (15)	% of Portfolio Assets applied to Purchase: 0.484% Test set forth in paragraph (B)(4) of procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 138 Years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members -
Managers – JP Morgan
Senior Co-Mangers – n/a
Co-Manager – BB&T Capital, Cabrera Capital, Wells Fargo Securities
Jr. Co-Manager – n/a
(2)	Names of Issuers: JP Morgan
(3)	Title of Securities: JPM 6 1/15/18 maturity cusip 46625HGY0
(4)	Date of First Offering:1/28/08
(5)	Amount of Total Offering: $3,000,000,000.00
(6)	Unit Price of Offering: $104.245
Comparable Securities
1) Wachovia cusip 92976WBH8
2) Bank of America cusip 060505DP6
3) Citigroup cusip 172967EM9
(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.
(8) (9) (10) (11) (12)

Years of Issuer’s Operations: 200

Trade Date: 1/28/08

Portfolio Assets on Trade Date: $295,583,914.57

Price Paid per Unit: $104.245

Total Price Paid by Portfolio: 670,000 bonds @ $104.245= $703,354.83 (includes accrued interest)

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 30,000,000 bonds @ $104.245 = $31,493,500.00
(14) (15) (16)	% of Portfolio Assets applied to Purchase: 0.238% Test set forth in paragraph (B)(4) of procedures satisfied?: Yes Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not Violated

(17)	Years of Continuous Operation (unless municipal security, see below): 200 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)

Name of Underwriter and Underwriting Syndicate Members -

Managers –Lehman Brothers

Senior Co-Mangers – n/a

Co-Manager – BBVA Securities, Citigroup, Commerzbank Capital Markets, Daiwa Securities, Fortis, ING Financial, Mellon Financial Markets, MR Beal & Co, Natexis Bleichroeder, Societe Generale, SunTrust Robinson Humphrey, Wells Fargo Securities

Jr. Co-Manager – n/a

(2) (3) (4) (5) (6)

Names of Issuers: Lehman Brothers

Title of Securities: LEH 5.625 1/24/13 maturity cusip 5252M0BZ9

Date of First Offering: 1/15/08

Amount of Total Offering: $4,000,000,000.00

Unit Price of Offering: $ 99.544

Comparable Securities
1) Merrill Lynch cusip 59018YM40
2) Goldman Sachs cusip 38144LAC4
3) Morgan Stanley cusip 6174462T5
(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.
(8) (9) (10) (11) (12) (13)

Years of Issuer’s Operations: 157

Trade Date: 1/15/08

Portfolio Assets on Trade Date: $295,583,914.57

Price Paid per Unit: $99.544

Total Price Paid by Portfolio: 650,000 bonds @ $99.544= $647,036.00

Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: $30,000,000 bonds @ $99.540 = $29,863,200.00

(14) (15)	% of Portfolio Assets applied to Purchase: 0.219% Test set forth in paragraph (B)(4) of procedures satisfied? Yes
(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 157 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

___________________________ Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)

Name of Underwriter and Underwriting Syndicate Members -

Managers – Merrill Lynch

Senior Co-Mangers – n/a

Co-Manager – Citigroup, Fifth Third Securities, Keybanc Capital, SunTrust Robinson Humphrey, Utendahl Capital Partners, Wachovia, Wells Fargo Securities, Williams Capital Group

Jr. Co-Manager – n/a

(2) (3) (4) (5) (6)

Names of Issuers: Merrill Lynch & Co., Inc.

Title of Securities: MER 5.45 2/05/13 maturity cusip 59018YM40

Date of First Offering: 1/29/08

Amount of Total Offering: $2,250,000,000.

Unit Price of Offering: $ 99.870

Comparable Securities
1) Lehman Brothers cusip 5252M0BZ9
2) Morgan Stanley cusip 6174462T5
3) Goldman Sachs 38144LAC4

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.
(8) (9) (10) (11) (12) (13)

Years of Issuer’s Operations: 93

Trade Date: 1/29/08

Portfolio Assets on Trade Date: $297,729,075.20

Price Paid per Unit: $99.870

Total Price Paid by Portfolio: 1,360,000 bonds @ $99.870= $1,358,232.00

Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 80,000,000 bonds @ $99.870 = $79,896,000.00

(14) (15)	% of Portfolio Assets applied to Purchase: 0.456% Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)

Name of Underwriter and Underwriting Syndicate Members Managers – Morgan Stanley Senior Co-Mangers – n/a

Co-Manager – ABN Amro, ANZ Securities, BB&T Capital, BMO Capital, Cabrera Capital, Calyon Securities, Danske Bank, Loop Capital, Mitsubishi UFJ, Mizuho Securities, Muriel Siebert Capital, Natixis Securities, RBC Capital, Santander Overseas Bank, Scotia Capital, TD Securities, Wells Fargo, Williams Capital

Jr. Co-Manager – n/a

(2) (3) (4) (5) (6)

Names of Issuers: Morgan Stanley

Title of Securities: MS 6.625 4/1/18 maturity cusip 6174466Q7

Date of First Offering: 3/27/08

Amount of Total Offering: $2,250,000,000.00

Unit Price of Offering: $ 100.00

Comparable Securities
1) Bear Stearns cusip 073902RU4
2) Goldman Sachs cusip 38141GFM1
3) Lehman cusip 52517PF63

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8) (9) (10) (11) (12) (13)

Years of Issuer’s Operations: 73

Trade Date: 3/27/08

Portfolio Assets on Trade Date: $283,171,024

Price Paid per Unit: $100.00

Total Price Paid by Portfolio: 1,060,000 bonds @ $100.00 = $1,060,000.00

Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 50,000,000 bonds @ $100.00 = $50,000,000

(14) (15)	% of Portfolio Assets applied to Purchase: 0.374% Test set forth in paragraph (B)(4) of procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation unless municipal security, see below): 73 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)

Name of Underwriter and Underwriting Syndicate Members -

Managers – Citigroup, Bank of America, Lehman Brothers

Senior Co-Mangers – n/a

Co-Manager – Bank of Tokyo-Mitsubishi UFJ, BNP Paribas, Goldman Sachs, HSBC, JP Morgan, Merrill Lynch, Mizuho Securities, US Bancorp, Wachovia, Wells Fargo

Jr. Co-Manager – n/a

(2) Names of Issuers: Target Corp
(3) Title of Securities: TGT 7 1/15/38 maturity cusip 87612EAU0
(4) Date of First Offering: 1/14/08
(5) (6)	Amount of Total Offering : $2,250,000,000.00 Unit Price of Offering $ 99.318
Comparable Securities
1) Wal-Mart cusip 931142CK7
2) Target Corp cusip 87612EAR7
3) Lowe’s cusip 548661CP0
(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.
(8) (9) (10) (11) (12)

Years of Issuer’s Operations: 46 years

Trade Date: 1/14/2008

Portfolio Assets on Trade Date: $291,861,253.21

Price Paid per Unit: $99.318

Total Price Paid by Portfolio: 330,000 bonds @ $99.318= $327,749.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 15,000,000 bonds @ $99.318 = $14,897,700.00
(14) % of Portfolio Assets applied to Purchase: 0.112%
(15) (16)	Test set forth in paragraph (B)(4) of procedures satisfied? Yes Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)

Name of Underwriter and Underwriting Syndicate Members Managers – Citigroup, Goldman Sachs, Merrill Lynch, Morgan Stanley Senior Co-Mangers – Barclays, UBS

Co-Manager – n/a

Jr. Co-Manager – Bear Stearns, BNP Paribas, CastleOak, Credit Suisse, Deutche Bank, Wachovia, Wells Fargo, Williams Capital

(2)	Names of Issuers United Parcel Services
(3) (4) (5) (6)	Title of Securities: UPS 5.5 1/15/18 maturity cusip 911312AH9 Date of First Offering: 1/10/08 Amount of Total Offering: $750,000,000.00 Unit Price of Offering: $ 99.802
Comparable Securities
1) Kroger cusip 501044CG4
2) United Pacific Corp cusip 907818CZ9
3) CSX Corp cusip 126408GM9
(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.
(8) (9) (10) (11) (12) (13)

Years of Issuer’s Operations: 101 years

Trade Date: 1/10/2008

Portfolio Assets on Trade Date: $291,861,253.21

Price Paid per Unit: $99.802

Total Price Paid by Portfolio: 325,000 bonds @ $99.802= $324,356.50

Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 15,000,000 bonds @ $99.802 = $14,970,300.00

(14) (15) (16)	% of Portfolio Assets applied to Purchase: 0.111% Test set forth in paragraph (B)(4) of procedures satisfied? Yes Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not Violated

(17)	Years of Continuous Operation (unless municipal security, see below) 101 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)

Name of Underwriter and Underwriting Syndicate Members -

Managers – Citigroup, Goldman Sachs, Morgan Stanley

Senior Co-Mangers – Barclays, UBS Co-Manager – n/a

Jr. Co-Manager – Bear Stearns, BNP Paribas, CastleOak, Credit Suisse, Deutche Bank, Wachovia, Wells Fargo, Williams Capital

(2) (3) (4) (5) (6)

Names of Issuers: United Parcel Services

Title of Securities: UPS 6.2 1/15/38 maturity cusip 911312AJ5

Date of First Offering: 1/10/08

Amount of Total Offering: $1,500,000,000.00

Unit Price of Offering: $99.487

Comparable Securities
1) Kroger cusip 501044BZ3
2) United Pacific Corp cusip 907818CX4
3) CSX Corp cusip 126408GK3
(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.
(8) (9) (10) (11) (12) (13)

Years of Issuer’s Operations: 101 years

Trade Date: 1/10/08

Portfolio Assets on Trade Date: $291,861,253.21

Price Paid per Unit: $99.487

Total Price Paid by Portfolio: 540,000 bonds @ $99.487= $537,229.80

Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 25,000,000 bonds @ $99.487 = $24,871,750.00

(14) (15) (16)	% of Portfolio Assets applied to Purchase: 0.184% Test set forth in paragraph (B)(4) of procedures satisfied? Yes Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 101 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members -
Managers – Barclays, JP Morgan
Senior Co-Mangers – n/a
Co-Manager – Greenwich, Wells Fargo
Jr. Co-Manager – n/a

(2)	Names of Issuers: Northern States Power

(3)	Title of Securities: XEL 5.25 3/1/18 maturity cusip 665772CD9

(4)	Date of First Offering: 3/11/08

(5)	Amount of Total Offering: $500,000,000.00

(6)	Unit Price of Offering: $ 99.696

Comparable Securities
1) Pacific Gas and Electric cusip 694308GL5
2) Exelon cusip 202795HU7
3) Dominion cusip 927804FC3

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations
130

(9)	Trade Date
3/11/08

(10)	Portfolio Assets on Trade Date $282,864,309

(11)	Price Paid per Unit $99.696

(12)	Total Price Paid by Portfolio
265,000 bonds @ $99.696= $264,194.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 12,000,000 bonds @ $99.696 = $11,963,520.00

(14)	% of Portfolio Assets applied to Purchase: 0.093%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 130 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – HSBC Senior Co-Mangers – n/a

Co-Manager – ABN Amro, ANZ Securities, Bank of New York, BNP Paribas, CIBC, Citigroup, Commerica Bank, Commerzbank AG, Credit Suisse, Fifth Third Bank, Mizuho Securities, Morgan Stanley, National Australia Bank, RBC Capital, Santander, Scotia Capital, TD Securities, UBS Securities, Wachovia, Wells Fargo

Jr. Co-Manager – n/a

(2)	Names of Issuers: HSBC Holdings

(3)	Title of Securities: HSBC 6.8 6/1/38 maturity cusip 404280AJ8

(4)	Date of First Offering: 5/19/08

(5)	Amount of Total Offering : $1,500,000,000.00

(6)	Unit Price of Offering: $ 99.783

Comparable Securities

	1)	JP Morgan cusip 46625HHF0

	2)	Citgroup cusip 172967EP2

	3)	Bank of America cusip 060505DL5

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 143

(9)	Trade Date: 5/19/08

(10)	Portfolio Assets on Trade Date: $301,702,982.44

(11)	Price Paid per Unit: $99.783

(12)	Total Price Paid by Portfolio: 375,000 bonds @ $99.783 = $374,186.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 20,000,000 bonds @ $99.783 = $19,956,600.00

(14)	% of Portfolio Assets applied to Purchase: 0.124%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not Violated

(17)	Years of Continuous Operation (unless municipal security, see below) 143 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)

Name of Underwriter and Underwriting Syndicate Members

Managers – Lehman Brothers

Senior Co-Mangers – n/a

Co-Manager – Banc of America Securities LLC, Citigroup Global Markets Inc, DnB NOR ASA, HSBC Securities, Mellon Financial Markets LLC, National Australia Bank, Scotia Capital Inc, Sovereign Bank, SunTrust Robinson Humphrey, TD Securities, Wells Fargo Securities, Williams Capital Group LP

Jr. Co-Manager – n/a

(2) (3) (4) (5) (6)

Names of Issuers: Lehman Brothers Holdings

Title of Securities: LEH 6.875 5/2/18 maturity cusip 5252M0FD4

Date of First Offering: 4/17/08

Amount of Total Offering: $2,500,000,000.00

Unit Price of Offering: $99.669

Comparable Securities

1) Morgan Stanley cusip 6174466Q7

2) Merrill Lynch cusip 59018YN64

3) Goldman Sachs cusip 38141GFM1

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.
(8) (9) (10) (11) (12) (13)

Years of Issuer’s Operations: 158

Trade Date: 4/17/08

Portfolio Assets on Trade Date: $295,524,460

Price Paid per Unit: $99.669

Total Price Paid by Portfolio: 360,000 bonds @ $99.669 = $358,808.40

Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 20,000,000 bonds @ $99.669 = $19,933,800.00

(14) (15)	% of Portfolio Assets applied to Purchase: 0.121% Test set forth in paragraph (B)(4) of procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not Violated

(17)	Years of Continuous Operation (unless municipal security, see below): 158 Years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

___________________________ Mai S. Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Merrill Lynch & Co

Senior Co-Mangers – n/a

Co-Manager – Barclays Capital, CIBC World Markets, Citigroup Global Markets Inc, Deutsche Bank Securities Inc, Greenwich Capital Markets Inc, Mizuho Securities USA Inc, PNC Capital Markets, RBC Capital Markets, SunTrust Robinson Humphrey, Wachovia Capital Markets, Wells Fargo Securities, Zions Direct

Jr. Co-Manager – n/a

(2)	Names of Issuers: Merrill Lynch & Co

(3)	Title of Securities: MER 6 7/8 4/25/18 maturity cusip 59018YN64

(4)	Date of First Offering: 4/22/08

(5)	Amount of Total Offering: $5,500,000,000.00

(6)	Unit Price of Offering: $99.914

Comparable Securities

	1)	Morgan Stanley cusip 6174466Q7

	2)	Lehman cusip 5252M0FD4

	3)	Goldman Sachs cusip 38141GFM1

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 94

(9)	Trade Date: 4/22/08

(10)	Portfolio Assets on Trade Date: $301,702,982.44

(11)	Price Paid per Unit: $99.914

(12)	Total Price Paid by Portfolio: 715,000 bonds @ $99.914 = $714,385.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 40,000,000 bonds @ $99.914 = $39,965,600.00

(14)	% of Portfolio Assets applied to Purchase: 0.237%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 94 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Managers – Morgan Stanley

Senior Co-Mangers – n/a

Co-Manager – ABN Amro, Bank of Tokyo Mitsubishi, Bayerische Hypo-Und Vereinsbank, Calyon New York, CastleOak Securities, Commerzbank, Danske Bank, Deutsche Bank, Mizuho Securities, Ramirez, RBC Capital, Santander, Scotia Capital, Suntrust, Wells Fargo Securities

Jr. Co-Manager – n/a

(2)	Names of Issuers: MORGAN STANLEY

(3)	Title of Securities: MS 6 4/28/15 maturity cusip 61747YCE3

(4)	Date of First Offering: 4/23/08

(5)	Amount of Total Offering: $1,500,000,000.00

(6)	Unit Price of Offering: $99.876

Comparable Securities

	1)	Morgan Stanley cusip 61746SBR9

	2)	Merrill Lynch cusip 59018YUW9

	3)	Goldman Sachs cusip 38141GEA8

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 73

(9)	Trade Date: 4/23/08

(10)	Portfolio Assets on Trade Date: $301,702,982.44

(11)	Price Paid per Unit: $99.876

(12)	Total Price Paid by Portfolio: 630,000 bonds @ $99.876 = $629,218.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 35,000,000 bonds @ $99.876 = $34,956,600.00

(14)	% of Portfolio Assets applied to Purchase: 0.209%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not Violated

(17)	Years of Continuous Operation (unless municipal security, see below): 73 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Morgan Stanley

Senior Co-Mangers – n/a

Co-Manager – ABN Amro, ANZ Securities, BB&T Capital, BMO Capital, Cabrera Capital, Calyon Securities, Danske Bank, Loop Capital, Mitsubishi UFJ, Mizuho Securities, Muriel Siebert Capital, Natixis Securities, RBC Capital, Santander Overseas Bank, Scotia Capital, TD Securities, Wells Fargo, Williams Capital

Jr. Co-Manager – n/a

(2)	Names of Issuers: Morgan Stanley

(3)	Title of Securities: MS 6.625 4/1/18 maturity cusip 6174466Q7

(4)	Date of First Offering: 5/2/08

(5)	Amount of Total Offering: $2,000,000,000.00

(6)	Unit Price of Offering: $102.923

Comparable Securities

	1)	Bear Stearns cusip 073902RU4

	2)	Goldman Sachs cusip 38141GFM1

	3)	Lehman cusip 52517PF63

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 73

(9)	Trade Date: 5/2/08

(10)	Portfolio Assets on Trade Date: $301,702,982.44

(11)	Price Paid per Unit: $102.923

(12)	Total Price Paid by Portfolio: 460,000 bonds @ $102.923 = $473,445.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 25,000,000 bonds @ $102.923 = $25,730,750.00

(14)	% of Portfolio Assets applied to Purchase: 0.157%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not Violated

(17)	Years of Continuous Operation (unless municipal security, see below): 73 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Citigroup, Credit Suisse, Morgan Stanley

Senior Co-Mangers – Banc of America, BNP Paribas, Bank of Tokyo-Mitsubishi UFJ, Mizuho Securities, Wachovia Co-Manager – Bank of New York, BMO Capital, HSBC, Lehman, Merrill Lynch, RBC, RBS Greenwich, Societe Generale, Wells Fargo

Jr. Co-Manager – n/a

(2)	Names of Issuers: Oracle Corp

(3)	Title of Securities: ORCL 4.95 4/15/13 maturity cusip 68389XAD7

(4)	Date of First Offering: 4/2/08

(5)	Amount of Total Offering: $1,250,000,000.00

(6)	Unit Price of Offering: $99.964

Comparable Securities

	1)	Cisco cusip 17275RAB8

	2)	Xerox cusip 984121BS1

	3)	Oracle cusip 68402LAE4

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 31

(9)	Trade Date: 4/2/08

(10)	Portfolio Assets on Trade Date: $288,715,801

(11)	Price Paid per Unit: $99.964

(12)	Total Price Paid by Portfolio: 425,000 bonds @ $99.964 = $424,847.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 20,000,000 bonds @ $99.964 = $19,992,800.00

(14)	% of Portfolio Assets applied to Purchase: 0.147%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Citigroup, Credit Suisse, Morgan Stanley

Senior Co-Mangers – n/a

Co-Manager – ABN Amro, Banc of America, Bank of New York, Bank of Tokyo-Mitsubishi UFJ, BMO Capital, BNP Paribas, HSBC, Hypovereinsbank, Lehman, Merrill Lynch, Mizuho Securities, RBC, Societe Generale, Wachovia, Wells Fargo

Jr. Co-Manager – n/a

(2)	Names of Issuers: ORACLE CORP

(3)	Title of Securities: ORCL 5.75 4/15/18 maturity cusip 68389XAC9

(4)	Date of First Offering: 4/2/08

(5)	Amount of Total Offering: $2,500,000,000.00

(6)	Unit Price of Offering: $ 99.953

Comparable Securities

	1)	Cisco cusip 17275RAC6

	2)	Xerox cusip 984121BP7

	3)	Oracle cusip 68402LAC8

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 31

(9)	Trade Date: 4/2/08

(10)	Portfolio Assets on Trade Date: $288,715,801

(11)	Price Paid per Unit: $99.953

(12)	Total Price Paid by Portfolio: 744,000 bonds @ $99.953 = $743,650.32

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 35,000,000 bonds @ $99.953 = $34,983,550.00

(14)	% of Portfolio Assets applied to Purchase: 0.258%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 31years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Banc of America Securities LLC, BNP Paribas, JP Morgan

Senior Co-Mangers – n/a

Co-Manager – Wells Fargo

Jr. Co-Manager – n/a

(2)	Names of Issuers: Plains All American Pipeline

(3)	Title of Securities: PAA 6.5 5/1/18 maturity cusip 72650RAS1

(4)	Date of First Offering: 4/18/08

(5)	Amount of Total Offering: $600,000,000.00

(6)	Unit Price of Offering: $99.424

Comparable Securities

	1)	Kinder Morgan cusip 494550AY2

	2)	Enterprise Products cusip 29379VAC7

	3)	Energy Transfer Partners cusip 29273RAH2

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 15

(9)	Trade Date: 4/18/08

(10)	Portfolio Assets on Trade Date: $295,524,460

(11)	Price Paid per Unit: $99.424

(12)	Total Price Paid by Portfolio: 255,000 bonds @ $99.424 = $253,531.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 15,000,000 bonds @ $99.424 = $14,913,600

(14)	% of Portfolio Assets applied to Purchase: 0.086%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 15 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Citigroup, Lehman Brothers, Merrill Lynch & Co

Senior Co-Mangers – n/a

Co-Manager – Banc of America Securities LLC, Barclays Capital, BBVA Securities Inc, BMO Capital Markets, BNP Paribas, BNY Capital Markets, Comerica Securities, Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc, Fortis Securities, Greenwich Capital Markets Inc, Jefferies & Co, JP Morgan, Lazard Capital Markets LLC, Morgan Stanley, Natixis Bleichroeder Inc, Piper Jaffray & Co, SunTrust Robinson Humphrey, UBS Securities, Wachovia Capital Markets, Wells Fargo

Jr. Co-Manager – n/a

(2)	Names of Issuers: XTO ENERGY INC

(3)	Title of Securities: XTO5 1/2 06/15/18 maturity cusip 98385XAP1

(4)	Date of First Offering: 4/15/08

(5)	Amount of Total Offering: $800,000,000.00

(6)	Unit Price of Offering: $99.539

Comparable Securities

	1)	Transocean cusip 893830AS8

	2)	Weatherford cusip 947074AJ9

	3)	Marathon Oil cusip 565849AF3

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 35

(9)	Trade Date: 4/15/08

(10)	Portfolio Assets on Trade Date: $295,524,460

(11)	Price Paid per Unit: $99.539

(12)	Total Price Paid by Portfolio: 445,000 bonds @ $99.539 = $442,948.55

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 25,000,000 bonds @ $99.539 = $24,884,750.00

(14)	% of Portfolio Assets applied to purchase: 0.150%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not Violated

(17)	Years of Continuous Operation (unless municipal security, see below): 35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Barclays Citigroup Global Markets Inc, Lehman Brothers, Merrill Lynch & Co

Senior Co-Mangers – n/a

Co-Manager – Banc of America Securities LLC, Barclays Capital, BBVA Securities Inc, BMO Capital Markets, BNP Paribas Securities Corp, BNY Capital Markets, Comerica Securities, Deutsche Bank Securities Inc, Fortis Securities, Goldman Sachs & Co, Greenwich Capital Markets Inc, Jefferies & Co, JP Morgan Securities, Lazard Capital Markets LLC, Morgan Stanley & Co Inc, SunTrust Robinson Humphrey, UBS Securities LLC, Wachovia Capital Markets, Wells Fargo

Jr. Co-Manager – n/a

(2)	Names of Issuers: XTO ENERGY INC

(3)	Title of Securities: XTO 6 3/8 6/15/2038 maturity cusip 98385XAQ9

(4)	Date of First Offering:4/15/08

(5)	Amount of Total Offering: $800,000,000.00

(6)	Unit Price of Offering: $99.864

Comparable Securities

	1)	Transocean cusip 893830AT6

	2)	Weatherford cusip 947075AE7

	3)	Marathon Oil cusip 565849AE6

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 35

(9)	Trade Date: 4/15/08

(10)	Portfolio Assets on Trade Date: $295,524,460

(11)	Price Paid per Unit: $99.864

(12)	Total Price Paid by Portfolio: 305,000 bonds @ $99.864 = $304,585.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 17,000,000 bonds @ $99.864 = $16,976,880.00

(14)	% of Portfolio Assets applied to Purchase: 0.103%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Not Violated

(17)	Years of Continuous Operation (unless municipal security, see below): 35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Managers – Credit Suisse

Senior Co-Mangers – BB&T Capital, BNP Paribas, BNY Capital, Comerica, Fifth Third, HSBC, JP Morgan, Keybanc, Morgan Keegan, Popular Securities, Santander, SunTrust Robinson Humphrey, Wachovia Securities, Wells Fargo

Co-Manager – n/a

Jr. Co-Manager – MFR Securities Inc, Trilon International, Blaylock Robert Van LLC

(2)	Names of Issuers: Credit Suisse

(3)	Title of Securities: CS 5 5/15/13 maturity cusip 2254C0TC1

(4)	Date of First Offering: 5/1/08

(5)	Amount of Total Offering: $4,000,000,000.00

(6)	Unit Price of Offering: $99.779

Comparable Securities

	1)	Bank of America cusip 06051GDW6

	2)	JP Morgan cusip 46625HHB9

	3)	Citigroup cusip 172967EQ0

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations: 152

(9)	Trade Date: 5/1/08

(10)	Portfolio Assets on Trade Date: $301,702,982.44

(11)	Price Paid per Unit: $99.779

(12)	Total Price Paid by Portfolio: 720,000 bonds @ $99.779= $718,408.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 40,000,000 bonds @ $99.779 = $39,911,600.00

(14)	% of Portfolio Assets applied to Purchase: 0.238%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not violated

(17)	Years of Continuous Operation (unless municipal security, see below): 152 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver Chief Compliance Officer

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)

Name of Underwriter and Underwriting Syndicate Members

Managers – Bank of America, Lehman, BNP, Suntrust

Senior Co-Mangers – n/a

Co-Manager – Barclays Capital, BBVA Securities Inc, BMO Capital Markets, BNY Capital Markets, Citigroup Global Markets Inc, Comerica Securities, Credit Suisse, Deutsche Bank, DnB NOR Markets, Fortis Securities, Greenwich Capital Markets Inc, Jefferies & Co, JP Morgan Securities, Lazard Capital Markets LLC, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley & Co Inc, Natixis Bleichroeder Inc, Piper Jaffray & Co, Tudor Pickering & Co LLC, UBS Securities LLC, Wachovia Capital Markets, Wells Fargo Securities

Jr. Co-Manager – n/a

(2) (3) (4) (5) (6)	Names of Issuers XTO Energy Inc Title of Securities XTO 5.75 12/15/13 maturity cusip 98385XAS5 Date of First Offering 8/04/08 Amount of Total Offering : $500,000,000.00 Unit Price of Offering $ 99.931

Comparable Securities
1) Suncor Energy cusip 86721ZAA7
2) Transocean cusip 893830AR0
3) Canadian National Resources cusip 136385AM3

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8) (9) (10) (11) (12) (13)

Years of Issuer’s Operations: 22

Trade Date: 8/4/08

Portfolio Assets on Trade Date; $286,021,538

Price Paid per Unit: $99.931

Total Price Paid by Portfolio: 875,000 bonds @ $99.931 = $874,396.25

Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 50,000,000 bonds @ $99.931 = $49,956,500

(14) (15)	% of Portfolio Assets Applied to Purchase: 0.306% Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not Violated

(17)	Years of Continuous Operation (unless municipal security, see below): 22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Name: Mai Shiver
Title: Director of Business Risk/CCO

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)

Name of Underwriter and Underwriting Syndicate Members Managers – Bank of America, Lehman, Credit Suisse, Deutsche Bank Senior Co-Mangers – n/a

Co-Manager – Barclays Capital, BBVA Securities Inc, BMO Capital Markets, BNY Capital Markets, Citigroup Global Markets Inc, Comerica Securities, DnB NOR Markets, Fortis Securities, Greenwich Capital Markets Inc, Jefferies & Co, JP Morgan Securities, Lazard Capital Markets LLC, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley & Co Inc, Natixis Bleichroeder Inc, Piper Jaffray & Co, Tudor Pickering & Co LLC, UBS Securities LLC, Wachovia Capital Markets, Wells Fargo Securities

Jr. Co-Manager – n/a

(2) (3) (4) (5) (6)

Names of Issuers: XTO Energy Inc

Title of Securities: XTO 6.5 12/15/18 maturity cusip 98385XAT3

Date of First Offering: 8/04/08

Amount of Total Offering: $1,000,000,000.00

Unit Price of Offering: $99.713

Comparable Securities
1) Suncor Energy cusip 86722TAA0
2) Transocean cusip 893830AS8
3) Canadian National Resources cusip 136385AN1

(7)	Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8) (9) (10) (11) (12) (13)

Years of Issuer’s Operations: 22

Trade Date: 8/4/08

Portfolio Assets on Trade Date: $286,021,538

Price Paid per Unit: $99.713

Total Price Paid by Portfolio: 875,000 bonds @ $99.713 = $872,488.75

Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: 50,000,000 bonds @ $99.713 = $49,856,500

(14) (15)	% of Portfolio Assets Applied to Purchase: 0.306% Test set forth in paragraph (B)(4) of Procedures satisfied?: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Not Violated

(17)	Years of Continuous Operation (unless municipal security, see below): 22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Name: Mai Shiver
Title: Director of Business Risk/CCO

John Hancock Core Bond Trust Procedures Pursuant to Rule 10f-3

(1)

Name of Underwriter and Underwriting Syndicate Members

Managers – Bank of America, Credit Suisse, Deutsche Bank, Merrill Lynch, Morgan Stanley, RBS Greenwich

Senior Co-Mangers – n/a

Co-Manager – Barclays, BNP Paribas, HSBC, Mitsubishi UFJ Securities, Wachovia, Wells Fargo

Jr. Co-Manager – n/a

(2) (3) (4) (5) (6)

Names of Issuers Hewlett-Packard Co.

Title of Securities HPQ 6.125 3/1/14 maturity cusip 428236AT0

Date of First Offering 12/2/08

Amount of Total Offering : $2,000,000,000.00

Unit Price of Offering $ 99.561

Comparable Securities
1) IBM cusip 459200GN5
2) Oracle cusip 68389XAD7
3) Cisco cusip 17275RAB8

(7)	Underwriting Spread or Commission Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8)	Years of Issuer’s Operations
70

(9)	Trade Date 12/2/08

(10)	Portfolio Assets on Trade Date $256,614,655

(11)	Price Paid per Unit $99.561

(12)	Total Price Paid by Portfolio
685,000 bonds @ $99.561 = $681,992.85

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 40,000,000 bonds @ $99.561 = $39,824,400.00

(14)	% of Portfolio Assets Applied to Purchase

0.266%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Name: Mai Shiver
Title: Director of Business Risk/CCO

John Hancock US High Yield Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:

Credit Suisse

Banc of America Securities LLC Lehman Brothers Deutsche Bank Securities RBS Greenwich Capital

Sr. Co-Manager(s)

Barclays Capital Goldman Sachs & Co JP Morgan Morgan Stanley UBS Securities Wachovia Securities Inc Wells Fargo

Co-Managers

BMO Capital Markets BNP Paribas Bosc Inc Calyon Securities USA Inc Compass Bank

(2)	Names of Issuers: Chesapeake Energy Corp

(3)	Title of Securities: Chesapeake Energy CHK7 ¼ 165167CC9

(4)	Date of First Offering: 5/20/08

(5)	Amount of Total Offering: $800MM

(6)	Unit Price of Offering: 100

Comparable Securities
		Par Wtd	Maturity		Yld to
Description	Ticker	Coupon	Date	ML Industry Lvl 4	Worst

CHAPARRAL				Energy - Exploration &
ENERGY	CHAPAR	8.5	12/1/2015	Production	10.555

				Energy - Exploration &
CONNACHER OIL	CLLCN	10.25	12/15/2015	Production	8.914

DENBURY				Energy - Exploration &
RESOURCE	DNR	7.5	12/15/2015	Production	7.167

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 5/20/2008

(10)	Portfolio Assets on Trade Date: $472,853,997

(11)	Price Paid per Unit: 100

(12)	Total Price Paid by Portfolio: $500,000

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: $1.5M

(14)	% of Portfolio Assets Applied to Purchase: 0.106%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Yes

(17)	Years of Continuous Operation (unless municipal security, see below)

>10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver Chief Compliance Officer

John Hancock US High Yield Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:

Banc of America Securities LLC BNP Paribas Credit Suisse Deutsche Bank Securities JPMorgan

(2)	Names of Issuers: Forest Oil

(3)	Title of Securities: Forest Oil FST7 ¼ 346091BA8

(4)	Date of First Offering: 5/20/08

(5)	Amount of Total Offering: $250MM

(6)	Unit Price of Offering: 100.25

Comparable Securities
		Par Wtd	Maturity		Yld to
Description	Ticker	Coupon	Date	ML Industry Lvl 4	Worst

				Energy - Exploration &
PIONEER NATURAL	PXD	6.875	5/1/2018	Production	7.189

				Energy - Exploration &
FOREST OIL	FST	7.25	6/15/2019	Production	7.112

CHESAPEAKE				Energy - Exploration &
ENRGY	CHK	6.875	11/15/2020	Production	7.15

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 5/15/2008

(10)	Portfolio Assets on Trade Date: $473,204,872

(11)	Price Paid per Unit: 100.25

(12)	Total Price Paid by Portfolio: $350,875.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: $1,503,750

(14)	% of Portfolio Assets applied to purchase: 0.074%

(15)	Test set forth in paragraph (B)(4) of procedures satisfied: Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Yes

(17) Years of Continuous Operation (unless municipal security, see below)

      >10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver Chief Compliance Officer

John Hancock US High Yield Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:

JPMorgan

Banc of America Securities LLC Wachovia

(2)	Names of Issuers: Lender Process Services

(3)	Title of Securities: Lender Process Services 8 1/8 52602EAA0

(4)	Date of First Offering: 6/19/08

(5)	Amount of Total Offering: $375MM

(6)	Unit Price of Offering: 100

Comparable Securities
		Par Wtd	Maturity		Yld to
Description	Ticker	Coupon	Date	ML Industry Lvl 4	Worst

ALLIANT
HOLDINGS	ALIANT	11	5/1/2015	Finance & Investment	13.502

NUVEEN INVEST	NUVINV	5.5	9/15/2015	Finance & Investment	11.326

NUVEEN INVESTM	NUVINV	10.5	11/15/2015	Finance & Investment	12.001

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 6/19/2008

(10)	Portfolio Assets on Trade Date: $532,195,035

(11)	Price Paid per Unit: 100

(12)	Total Price Paid by Portfolio: $225,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: $1,000,000.00

(14)	% of Portfolio Assets Applied to Purchase: 0.00%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Yes

(17)	Years of Continuous Operation (unless municipal security, see below): >10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver Chief Compliance Officer

John Hancock US High Yield Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:

Banc of America Securities LLC Credit Suisse

Co-Managers:

BBVA Securities Inc BNP Paribas Calyon Securities USA Inc Citigroup Global Markets Inc Fortis Securities RBS Greenwich Capital Scotia Capital Inc TD Securities USA LLC Wedbush Morgan Securities Inc Wells Fargo Securities

(2)	Names of Issuers: Quicksilver Resources

(3)	Title of Securities: Quicksilver Resources KWK7 ¾ 74837RAE4

(4)	Date of First Offering: 6/24/08

(5)	Amount of Total Offering: $475MM

(6)	Unit Price of Offering: 98.655

Comparable Securities
		Par Wtd			Yld to
Description	Ticker	Coupon	Maturity Date	ML Industry Lvl 4	Worst

CHESAPEAKE				Energy –Exploration &
ENRGY	CHK	6.875	11/15/2020	Production	7.664

PIONEER NATURAL				Energy –Exploration &
	PXD	6.65	3/15/2017	Production	7.668

	HAWK,			Energy –Exploration &
KCS ENERGY INC	7.125,			Production
	4/1/2012	7.125	4/1/2012		7.742

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 6/24/2008

(10)	Portfolio Assets on Trade Date: $513,725,718

(11)	Price Paid per Unit: 98.655

(12)	Total Price Paid by Portfolio: $493,275.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for
	which subadviser acts as investment adviser:	$1,973,100.00

(14)	% of Portfolio Assets Applied to Purchase: 0.09%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated? Yes

(17)	Years of Continuous Operation (unless municipal security, see below)

>10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures? N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver Chief Compliance Officer

John Hancock US High Yield Bond Trust Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:

Banc of America Securities LLC Barclays Capital JP Morgan

(2)	Names of Issuers: Sandridge Energy

(3)	Title of Securities: Sandridge Energy SD 8 80007PAC3

(4)	Date of First Offering: 5/15/08

(5)	Amount of Total Offering: $750MM

(6)	Unit Price of Offering: 100

Comparable Securities
		Par Wtd	Maturity		Yld to
Description	Ticker	Coupon	Date	ML Industry Lvl 4	Worst

				Energy - Exploration &
PETRO DEV CORP	PETD	12	2/15/2018	Production	10.733

				Energy - Exploration &
PIONEER NATURAL	PXD	6.875	5/1/2018	Production	7.189

				Energy - Exploration &
FOREST OIL	FST	7.25	6/15/2019	Production	7.112

(7)	Underwriting Spread or Commission: 0

(8)	Years of Issuer’s Operations: > 10 years

(9)	Trade Date: 5/15/2008

(10)	Portfolio Assets on Trade Date: $470,311,643

(11)	Price Paid per Unit: 100

(12)	Total Price Paid by Portfolio: $1M

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser: $4M

(14)	% of Portfolio Assets applied to Purchase: 0.21%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?: Yes

(17)	Years of Continuous Operation (unless municipal security, see below): >10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?: N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?: Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Mai Shiver Chief Compliance Officer

10f-3 REPORT – John Hancock Trust Value and Restructuring Trust

Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members: Lehman Brothers Name of Issuers: JP Morgan Title Of Security: Visa Inc.

Date of First Offering: 3/19/08

Comparable Securities:

	Visa Inc.	Cit Group Conv. Pfd	Energy Solutions Inc

Amount of Total Offering:	$17.9 Billion	$746,200,000	$690,000,000
Unit Price of Offering:	$44	$26.00	$23.00
Underwriting Spread or Commission:	55 Cents	94 cents	3.60%

	(selling concession)	(selling concession)

Years of Issuers Operations:	50 years

Trade Date:	3/18/2008

Portfolio Assets on Trade Date:	$427,129,213
**as of 3/31/08

Price Paid per Unit:	$44.00

Total Price Paid by Portfolio:	$425,480

Total Price paid for securities by other	$44.00
portfolios for which sub advisers acts as
investment adviser:

Percent of Portfolio Assets:	0.09%

Test set forth in paragraph (B)(4) of	Yes
Procedures satisfied?

Prohibitions set forth in paragraph
(B)(5)	Yes
of Procedures Not Violated?

Years of Continuous Operation:	over 3 years

Municipal Security - Received a rating	N/A
in compliance with paragraph (A)(4)
of the Procedures?

Have the conditions in paragraphs	Yes
(B)(1)(a), (B)(1)(b) and (B)(1)(c') been
satisfied?

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

Signature:

10f-3 REPORT – John Hancock Trust Value and Restructuring Trust

Procedures Pursuant to Rule 10f-3

Name of Underwriter and Underwriting Syndicate Members: Lehman Brothers Name of Issuers: JP Morgan Title Of Security: Visa Inc.

Date of First Offering: 3/19/08

Comparable Securities:

	Visa Inc.	Cit Group Conv. Pfd	Energy Solutions Inc

Amount of Total Offering:	$17.9 Billion	$746,200,000	$690,000,000
Unit Price of Offering:	$44	$26.00	$23.00
Underwriting Spread or Commission:	55 Cents	94 cents	3.60%

	(selling concession)	(selling concession)

Years of Issuers Operations:	50 years

Trade Date:	3/18/2008

Portfolio Assets on Trade Date:	$427,129,213
**as of 3/31/08

Price Paid per Unit:	$44.00

Total Price Paid by Portfolio:	$425,480

Total Price paid for securities by other	$44.00
portfolios for which sub advisers acts as
investment adviser:

Percent of Portfolio Assets:	0.09%

Test set forth in paragraph (B)(4) of	Yes
Procedures satisfied?

Prohibitions set forth in paragraph
(B)(5)	Yes
of Procedures Not Violated?

Years of Continuous Operation:	over 3 years

Municipal Security - Received a rating	N/A
in compliance with paragraph (A)(4)
of the Procedures?

Have the conditions in paragraphs	Yes
(B)(1)(a), (B)(1)(b) and (B)(1)(c') been
satisfied?

All purchases by Sub-adviser described above were affected in compliance with the Trust's Rule 10f-3 procedures.

Signature:

JOHN HANCOCK TRUST VALUE TRUST Rule 10f-3 Report For the Quarter Ended June 30, 2008 Compliance Report

10f-3 transactions:

	Securities Purchased	Comparable Securities
	1	2	3

1. Name of Underwriter & Syndicate Members	J.P. Morgan Securities Inc.
	Morgan Stanley & Co. Inc
	Lehman Brothers
	Citigroup Global Markets nc.
	ABN AMRO Incorporated
	Mitsubishi UFJ Sec Int'l plc
	Deutsche Bank Sec Inc.
	Merrill Lynch
	RBC Capital Markets
	Wachovia Capital Markets
	HSBC Securities (USA) Inc.
	SG Americas Securities
	BMO Capital Markets Corp.
	CIBC World Markets Corp
	Mizuho Securities USA Inc.
	Scotia Capital (USA) Inc.
	BNY Capital Markets, Inc.
	Fortis Securities LLC
	Daiwa Securities America

2. Name of Issuers	CIT Group Inc.	Interactive Brokers Group Inc.	FCStone Group Inc.

3. Title of Securities	Common Stock	Common Stock	Common Stock

4. Date of First Offering	04/21/2008	05/04/2007	08/03/2007

5. Amount of Total Offering	$1,001,000,000	$1,200,400,000	$93,718,361

6. Unit Price of Offering	$11.00	$30.01	$50.25

7. Underwriting Spread or Commission	$0.55	$0.56	$2.01

8. Years of Issuer's Operations	3+

9. Trade Date	04/21/2008

10. Portfolio Assets on Trade Date	$301,449,847

11. Price Paid Per Unit	$11.00

12. Total Price Paid by Portfolio	$214,500

13. Total Price Paid by Portfolio plus Total Price
Paid
for same securities by other SubAdvised
Portfolios	$1,375,000

14. % of Portfolio Assets Applied to Purchase	0.071%

15. Test set forth in paragraph (B)(4) of
Procedures Satisfied?	Yes

16. Prohibitions set forth in paragraph (B)(5) of Procedures Not Violated?	Yes

17. Years of Continuous Operation? (unless
muni security)	Yes

18. For Municipal Securities only
Rating Complies with Par. A(4) Procedures	NA

19. Par. B(1)(a), B(1)(b) and B(1)(c) Satisfied?	Yes

All purchases by Morgan Stanley Investment Management Inc. described above were effected in compliance with the Trust's Rule 10f-3 Procedures.

John Hancock Trust
10f-3 Transactions
January 1, 2008 through December 31, 2008

Vista Trust
All	Security
Trade	Settlement	Security	Size of	Underwriting	Affiliated	Purchased
Date	Date	Name	Deal Type	Shares Price	Offering	Members	Underwriter	From

Petrohawk	Secondary
05/08/08	05/13/08	Energy	Offering	24,007	26.39	$659,750,000	* See below	J.P. Morgan	Lehman

% of Net
Assets on
Spread	Trade

$1.055/3.99
8%	0.58%

Issuer and Comparison Information	This Purchase	Comparable – 1	Comparable – 2
Issuer	Petrohawk Energy	Bristow Group	Genco Shipping

Years of Issuer’s Operations	>3	>3	>3

Market on Which Traded	NYSE	NYSE	NYSE

Purchase/Trade Date	05/08/08	06/11/08	05/21/08

Offering Price	$26.39	$46.87	$75.47

Principal Amount of Offering	$659,750,000	$192,167,000	$282,069,125

Spread	$1.055/3.998%	$2.109/4.50%	$3.019/4.00%

Industry or Sector	Energy	Energy	Industrials

Date of First Offering?	05/08/08
Amount of Total Offering?	$659,750,000
Total Amount Paid by All Subadvised Portfolios?	$26,390,000
Portfolio Net Assets on Trade Date?	$109,344,797
% of Portfolio Assets applied to Purchases?	0.58%
Test Set Forth in paragraph (B)(4) of Procedures Satisfied?	Yes

Underwriters
Lehman Brothers, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
BMO Capital Markets Corp.
RBC Capital Markets Corporation
Jefferies & Company, Inc.
UBS Securities LLC

Vista Trust
							All		Security
Trade	Settlement	Security	Deal			Size of	Underwriting	Affiliated	Purchased
Date	Date	Name	Type	Shares	Price	Offering	Members	Underwriter	From

Waste
		Connections	Secondary						Raymond
09/24/08	09/30/08	Inc.	Offering	972	$32.50	$357,500,000	* See below	J.P. Morgan	James

% of Net
Assets on
Spread	Trade

$1.30/4.00%	0.05%

Issuer and Comparison Information	This Purchase	Comparable – 1	Comparable – 2

Issuer	Waste Connections Inc.	Bristow Group Inc.	GT Solar International Inc.

Years of Issuer’s Operations	>3	>3	>3

Market on Which Traded	NYSE	NYSE	NASDAQ

Purchase/Trade Date	09/24/08	06/11/08	07/23/08

Offering Price	$32.50	$46.87	$16.50

Principal Amount of Offering	$357,500,000	$192,167,000	$499,950,000

Spread	$1.30/4.00%	$2.109/4.50%	$0.99/6.00%

Industry or Sector	Industrials	Energy	Industrials

Date of First Offering?		09/24/08
Amount of Total Offering?		$357,500,000
Total Amount Paid by All Subadvised Portfolios?		$14,706,250
Portfolio Net Assets on Trade Date?		$64,433,033.07
% of Portfolio Assets applied to Purchases?		0.05%
Test Set Forth in paragraph (B)(4) of Procedures Satisfied?		Yes

Underwriters
J.P. Morgan Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Banc of America Securities LLC

Credit Suisse Securities (USA) LLC

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

First Analysis Securities Corporation

Friedman, Billings, Ramsey & Co., Inc.

Morgan Stanley & Co. Incorporated

Raymond James & Associates, Inc.

John Hancock Trust Global Allocation Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and
Underwriting Syndicate Members
UBS Investment Bank
Credit Suisse
Merrill Lynch

(2)	Names of Issuers Metlife Inc.

(3)	Title of Securities Metlife Inc. Common Stock

(4)	Date of First Offering 10/8/2008

(5)	Amount of Total Offering : 75,000,000 shares

(6)	Unit Price of Offering $ 26.50

Comparable Securities

Issuer	Metlife Inc.	Visa Inc.	EnergySolutions Inc.

Years of Operation	>3	>3	>3

Market on which traded	NYSE	NYSE	NYSE

Purchase/Trade Date	10/8/2008	3/18/2008	7/24/2008

Offering Price	26.50	44.00	19.00

Principal Amount of Offering	75,000,000 shares	406,000,000 shares	35,000,000 shares

Commission	.413/share	.554/share	.456/share

Total Market Cap	19.84 billion	34.31 billion	388.54 million

Industry or Sector	Life Insurance	Business Services	Business Services

(7)	Underwriting Spread or Commission

0.413/share

(8)	Years of Issuer’s Operations

>3 years

(9)	Trade Date 10/8/08

(10)	Portfolio Assets on Trade Date $208,948,416

(11)	Price Paid per Unit $26.50

(12)	Total Price Paid by Portfolio $378,950

1

(13)	% of Portfolio Assets Applied to Purchase

0.2%

(14)	Test set forth in paragraph (B)(4) of

Procedures satisfied? Yes

(15)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(16)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(17)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by UBS Global Asset Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

2

John Hancock Trust Large Cap Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and
Underwriting Syndicate Members
UBS Investment Bank
Credit Suisse
Merrill Lynch

(2)	Names of Issuers Metlife Inc.

(3)	Title of Securities Metlife Inc. Common Stock

(4)	Date of First Offering 10/8/2008

(5)	Amount of Total Offering : 75,000,000 shares

(6)	Unit Price of Offering $ 26.50

Comparable Securities

Issuer	Metlife Inc.	Visa Inc.	EnergySolutions Inc.

Years of Operation	>3	>3	>3

Market on which traded	NYSE	NYSE	NYSE

Purchase/Trade Date	10/8/2008	3/18/2008	7/24/2008

Offering Price	26.50	44.00	19.00

Principal Amount of Offering	75,000,000 shares	406,000,000 shares	35,000,000 shares

Commission	.413/share	.554/share	.456/share

Total Market Cap	19.84 billion	34.31 billion	388.54 million

Industry or Sector	Life Insurance	Business Services	Business Services

(7)	Underwriting Spread or Commission

0.413/share

(8)	Years of Issuer’s Operations

>3 years

(9)	Trade Date 10/8/08

(10)	Portfolio Assets on Trade Date $440,585,694

(11)	Price Paid per Unit $26.50

(12)	Total Price Paid by Portfolio $2,035,200

3

(13)	% of Portfolio Assets Applied to Purchase

0.5%

(14)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(15)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(16)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(17)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by UBS Global Asset Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

4